Exhibit 10.2
ST. FRANCIS MEDICAL TECHNOLOGIES, INC.
AMENDED AND RESTATED
1999 STOCK OPTION PLAN
     1. Purpose. The purpose of this Amended and Restated Stock Option Plan (the “PLAN”) is to attract and retain the best available personnel, to provide additional incentive to the EMPLOYEES and CONSULTANTS, as defined below, of St. Francis Medical Technologies, Inc., a Nevada corporation (the “COMPANY”), and to promote the success of the COMPANY’s business.
     2. Definitions. As used herein, the following definitions shall apply:
          2.1 “BOARD” shall mean the COMMITTEE, as defined below, if one has been appointed, or the Board of Directors of the COMPANY, if no COMMITTEE has been appointed.
          2.2 “COMMITTEE” shall mean the COMMITTEE appointed by the BOARD in accordance with Section 4.2 of this PLAN, if one has been appointed.
          2.3 “CONTINUOUS STATUS AS AN EMPLOYEE OR CONSULTANT” shall mean the absence of any interruption or termination of service as an EMPLOYEE or CONSULTANT. CONTINUOUS STATUS AS AN EMPLOYEE OR CONSULTANT shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the BOARD; provided, that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.
          2.4 “EMPLOYEE” shall mean any person, including officers and directors, employed by the COMPANY or any PARENT or SUBSIDIARY of the COMPANY, as such terms are defined below. The payment of a director’s fee by the COMPANY shall not be sufficient to constitute “employment” by the COMPANY.
          2.5 “CONSULTANT” shall mean any person who is engaged by the COMPANY or any PARENT or SUBSIDIARY to render consulting services to the COMPANY and is compensated for such consulting services, or any director of the COMPANY whether compensated for such services or not; provided, that if and in the event the COMPANY registers any class of any equity security pursuant to Section 12 of the Security Exchange Act of 1934, as amended (the “EXCHANGE ACT”), the term “CONSULTANT” shall thereafter not include directors who are not compensated for their services or are paid only a director’s fee by the COMPANY.
          2.6 “INCENTIVE STOCK OPTION” shall mean an OPTION, as defined below, intended to qualify as an incentive stock option within the meaning of Section 422A of the Internal Revenue Code of 1976, as amended (the “CODE”).
          2.7 “OPTION” shall mean a stock option granted pursuant to this PLAN.

          2.8 “OPTIONEE” shall mean an EMPLOYEE or CONSULTANT who receives an option pursuant to this PLAN.
          2.9 “PARENT” shall mean a “parent corporation”, whether now or hereafter existing, as defined in Section 425(e) of the CODE.
          2.10 “PLAN” shall mean this 1999 Stock Option Plan.
          2.11 “SHARE” shall mean a share of STOCK, as adjusted in accordance with Section 13 of this PLAN.
          2.12 “STOCK” shall mean the Common Stock of the COMPANY.
          2.13 “SUBSIDIARY” shall mean a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 425(f) of the CODE.
          2.14 “CHANGE IN CONTROL” shall mean the occurrence, after the date hereof, of any of the following events:
                    a. The COMPANY is merged, or consolidated, or reorganized into or with another corporation or other legal person, and as a result of such merger, consolidation or reorganization less than 50% of the combined voting power of the then outstanding securities of such corporation or person immediately after such transaction are held in the aggregate by the holders of voting securities of the COMPANY immediately prior to such transaction;
                    b. The COMPANY sells all or substantially all of its assets to any other corporation or other legal person and thereafter, less than 50% of the combined voting power of the then outstanding voting securities of the acquiring or consolidated entity are held in the aggregate by the holders of voting securities of the COMPANY immediately prior to such sale; or
                    c. Any person (as the term “person” is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act of 1934, as amended (the “Exchange Act”)) has become the beneficial owner (as the term “beneficial owner” is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) representing 50% or more of the combined voting power of the then-outstanding voting securities of the COMPANY.
     3. SHARES Subject to PLAN. Subject to the provisions of Section 13 of this PLAN, there shall be reserved for sale upon the exercise of OPTIONS to be granted from time to time under this PLAN, an aggregate of 1,335,000 shares (post the effectiveness of a three for one stock split on May 3, 1999) of STOCK of the COMPANY, which SHARES may be authorized but unissued STOCK or issued STOCK which shall have been reacquired by the COMPANY. If an OPTION shall expire or terminate for any reason without having been exercised in full, the unpurchased SHARES covered thereby shall (unless this PLAN shall have been terminated) become available for future grant under this PLAN.

     4. Administration of PLAN.
          4.1 Board of Directors. This PLAN shall be administered by the Board of Directors of the COMPANY.
          4.2 Creation of COMMITTEE. Subject to Section 4.3, the Board of Directors may appoint a COMMITTEE consisting of not less than two members of the Board of Directors to administer this PLAN on behalf of the Board of Directors, subject to such terms and conditions as the Board of Directors may prescribe. Once appointed, the COMMITTEE shall continue to serve unless otherwise directed by the Board of Directors. From time to time, the Board of Directors may increase the size of the COMMITTEE and appoint additional members, remove members (with or without cause), replace members, fill vacancies however caused, or remove all members of the COMMITTEE and thereafter directly administer this PLAN.
          4.3 Issuances and Grants to BOARD Members and Officers.
                    a. Members of the BOARD who are eligible for OPTIONS or have been granted OPTIONS may vote on any matters affecting the administration of this PLAN or grant of OPTIONS pursuant to this PLAN, except that no such member shall act upon the granting of an OPTION to him or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the BOARD during which action is taken with respect to the granting of OPTIONS to him or her.
                    b. Notwithstanding the foregoing subparagraph (i), if the COMPANY registers any class of any equity security pursuant to Section 12 of the EXCHANGE ACT, from the effective date of such registration until six months after the termination of such registration, any grant of OPTIONS to officers or directors shall only be made by the Board of Directors; provided, however, that if the majority of the Board of Directors is eligible to participate in this PLAN or any other stock issuance, stock option, or any other stock plan of the COMPANY or any of its affiliates, or has been eligible to participate in any such plan at any time within the preceding year, any grants of OPTIONS to directors or officers must be made by or only in accordance with a recommendation of a COMMITTEE consisting of two or more persons who may, but need not, be directors or employees of the COMPANY, appointed by the Board of Directors and having full authority to act in the matter, none of whom is eligible to participate in this PLAN or any other stock issuance, stock option, or other stock plan of the COMPANY or any of its affiliates, or has been eligible to participate at any time within the preceding year. Once appointed, such COMMITTEE shall continue to serve with respect to the issuance of all STOCK and granting of all OPTIONS under this PLAN unless otherwise directed by the Board of Directors.
          4.4 Powers of the BOARD. Subject to the provisions of this PLAN, the BOARD shall have complete and sole authority to: (i) determine whether to grant INCENTIVE STOCK OPTIONS in accordance with Section 422A of the CODE to the EMPLOYEES of the COMPANY or “non-statutory stock options” to the EMPLOYEES and CONSULTANTS of the COMPANY; (ii) determine, subject to Section 8.1 of this PLAN, the fair market value of the STOCK; (iii) fix the number of SHARES to be covered by each of the OPTIONS; (iv) determine the time or times at which OPTIONS shall be granted; (v) prescribe the terms and provisions of the respective agreements governing each OPTION, which agreements need not be identical and, with the consent of the holder thereof, the modification or amendment of each OPTION; (vi) interpret this PLAN; (vii) prescribe, amend and rescind the rules and regulations relating to this PLAN; and (viii) make all other determinations deemed necessary or advisable for the administration of this PLAN.
          4.5 Effect of all BOARD’s Decisions. All decisions, determinations, and interpretations of the BOARD shall be final and binding on all OPTIONEES or any other holders of STOCK or OPTIONS granted under this PLAN.
     5. Eligibility.
          5.1 EMPLOYEES and CONSULTANTS. Following the adoption of this PLAN by the BOARD or approval of this PLAN by shareholders of the COMPANY in accordance with Section 20 of this PLAN, whichever occurs first, OPTIONS may be granted only to EMPLOYEES and CONSULTANTS of the COMPANY on terms as established by the BOARD, provided that such terms are not inconsistent with this PLAN. OPTIONS may be granted from time to time to any EMPLOYEE or CONSULTANT of the COMPANY selected by the BOARD, whether or not such individual shall have previously received one or more OPTIONS hereunder. INCENTIVE STOCK OPTIONS may be granted only to EMPLOYEES.
          5.2 Factors. In making any determination as to persons to whom OPTIONS shall be granted and as to the number of SHARES to be covered by such OPTIONS, the BOARD shall take into account the duties of the respective individuals, their present and potential contributions to the success of the COMPANY, and such other factors as the BOARD shall deem relevant in connection with accomplishing the purpose of this PLAN.
     6. Not an Employment AGREEMENT. Neither this PLAN nor any document signed by the OPTIONEE shall confer upon any OPTIONEE any right with respect to continuation of employment or consulting relationship with the COMPANY, nor shall it interfere in any way with his right or the COMPANY’s right to terminate his or her employment or consulting relationship at any time.
     7. Limitation on INCENTIVE STOCK OPTIONS. The aggregate fair market value (determined as of the time an OPTION is granted) of the SHARES with respect to which the EMPLOYEE’s INCENTIVE STOCK OPTIONS are exercisable for the first time by the EMPLOYEE during any calendar year (under this PLAN or other incentive stock option plans, if any, of the COMPANY and any PARENT or SUBSIDIARY, shall not exceed the sum of One Hundred Thousand Dollars ($100,000).
     8. Exercise Price and Consideration.
          8.1 Exercise Price. The per SHARE exercise price for the SHARES to be issued shall be such price as is determined by the BOARD, but shall be subject to the following:
                    a. The per SHARE exercise price shall be no less than 85% of the fair market value per SHARE on the date of grant.

                    b. In the case of an INCENTIVE STOCK OPTION the per SHARE exercise price shall be no less than One Hundred Percent (100%) of the fair market value per SHARE on the date of grant.
                    c. If the OPTIONEE, immediately prior to the grant, owns stock representing more than Ten Percent (10%) of the voting power of all classes of stock of the COMPANY or any PARENT or SUBSIDIARY (a “TEN PERCENT SHAREHOLDER”), the per SHARE exercise price shall be no less than One Hundred Ten Percent (110%) of the fair market value per SHARE on the date of grant.
                    d. In the case of an OPTION granted on or after the effective date of registration of any class of equity security of the COMPANY pursuant to Section 12 of the EXCHANGE ACT and prior to six months after the termination of such registration, the per SHARE issue or exercise price shall be no less than One Hundred Percent (100%) of the fair market value per share on the date of grant. The fair market value shall be determined by the BOARD in its discretion; provided, however, that if there is a public market for the STOCK, the fair market value per SHARE shall be the mean of the bid and asked prices of the STOCK for the date of grant, as reported in the Wall Street Journal, or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation System (NASDAQ).
          8.2 Consideration. The consideration to be paid upon exercise of an OPTION, including the method of payment, shall be determined by the BOARD and may consist entirely of cash, check, promissory note, other SHARES of STOCK having a fair market value on the date of surrender equal to the aggregate issue or exercise price of the SHARES being purchased, or any combination of such methods of payment, or such other consideration and method of payment for the issuance of the SHARES to the extent permitted under Sections 408 and 409 of the California General Corporation Law. In making this determination as to the type of consideration to accept, the BOARD shall consider if acceptance of such consideration may be reasonably expected to benefit the COMPANY (Section 315 of the California General Corporation Law).
     9. Terms of OPTIONS. The term of each OPTION shall be ten years from the date of its grant or such shorter term as may be provided in the STOCK OPTION AGREEMENT. However, in the case of any OPTION granted to an OPTIONEE who, at the time the OPTION is granted, is a TEN PERCENT SHAREHOLDER, the term of the OPTION shall be five years from the date of grant thereof or such shorter term as may be provided in the STOCK OPTION AGREEMENT. Notwithstanding the foregoing, the OPTION term may be subject to earlier termination as provided in Section 18 below.
     10. Exercise of OPTIONS.
          10.1 Exercisability. Any OPTION granted hereunder shall be exercisable at such times and under such conditions as determined by the BOARD; provided, however, that each OPTION shall become exercisable at a rate no less than twenty percent (20%) of the total number of SHARES subject to the OPTION per year. Even if otherwise exercisable, an OPTION shall not be exercisable if such exercise would do any of the following:

                    a. violate any federal or state law or regulation including, without limitation, any rule under Part 207 of Title 12 of the Federal Code of Regulations, often referred to as “Regulation G,” as promulgated by the Federal Reserve Board;
                    b. violate any of the requirements of any stock exchange upon which the SHARES may then be listed; or
                    c. violate any statute, regulation, or other requirement under which the OPTION or the SHARES were registered, qualified, or exempted from such registration or qualification requirements.
          10.2 Date of Exercise. The date of exercise of each OPTION shall be deemed to be the date on which written notice of such exercise, executed by the OPTIONEE, together with full payment of the purchase price for the SHARES being purchased, are received by the COMPANY (the “DELIVERY DATE”). Each OPTION may be exercised only in the manner set forth in the respective OPTION AGREEMENT and consistent with this PLAN. Full payment may, as authorized by the BOARD, consist of any consideration and method of payment allowable under Section 8.2 of this PLAN. On the DELIVERY DATE the OPTIONEE shall become a shareholder of the COMPANY with the right to vote and receive dividends and exercise any other right as a shareholder.
          10.3 Effect of Exercise. Exercise of an OPTION shall result in the decrease in the number of SHARES which thereafter may be available for sale under the OPTION by the number of SHARES for which the OPTION is exercised.
          10.4 Purchased for Investment. As a condition to the exercise of any OPTION, the COMPANY may require the person exercising such OPTION to represent and warrant at the time of any such exercise that the SHARES are being purchased only for investment and without any present intention to sell or distribute any SHARES if, in the opinion of counsel for the COMPANY, such a representation is required by any relevant provision of law.
          10.5 Termination of Status as EMPLOYEE or CONSULTANT. If an EMPLOYEE or a CONSULTANT ceases to serve as an EMPLOYEE or a CONSULTANT (as the case may be), OPTIONEE may, but only within 30 days (or such other period of time not exceeding three months as is determined by the BOARD at the time of the granting of the OPTION) after the date OPTIONEE ceases to be an EMPLOYEE or a CONSULTANT (as the case may be) of the COMPANY, exercise the OPTION to the extent that OPTIONEE was entitled to exercise it at the date of such termination. To the extent that OPTIONEE was not entitled to exercise the OPTION as of the date of such termination or if OPTIONEE does not exercise the OPTION (which OPTIONEE was entitled to exercise) within the time specified herein, the OPTION shall terminate.
          10.6 Disability of an OPTIONEE. Notwithstanding the provisions of Section 10.5 above, in the event an EMPLOYEE or a CONSULTANT is unable to continue OPTIONEE’s employment or consulting relationship (as the case may be) with the COMPANY as a result of his or her disability, OPTIONEE may, but only within six months (or such other period of time not exceeding twelve months as is determined by the BOARD at the time of grant of the OPTION) from the date of termination, exercise the OPTION to the extent that OPTIONEE was entitled to exercise it at the date of such termination. To the extent that OPTIONEE was not entitled to exercise the OPTION at the date of termination or if OPTIONEE does not exercise the OPTION (which OPTIONEE was entitled to exercise) within the time specified herein, the OPTION shall terminate.
          10.7 Death of an OPTIONEE. Notwithstanding the provisions of Section 10.5 above, in the event of the death of the OPTIONEE during or within 30 days (or such other period of time not exceeding three months as is determined by the BOARD at the time of grant of the OPTION) after the termination of OPTIONEE’s continuous status as an EMPLOYEE or CONSULTANT, the OPTION may be exercised at any time within six months (or such other period of time not exceeding twelve months as is determined by the BOARD at the time of the grant of the OPTION) following the date of death, by the OPTIONEE’s estate or by a person who acquired the right to exercise the OPTION by bequest or inheritance, but only to the extent OPTIONEE would have been entitled to exercise the OPTION as of the date of death. To the extent that OPTIONEE was not entitled to exercise the OPTION as of the date of death or if OPTIONEE does not exercise the OPTION (which he was entitled to exercise) within the time specified herein, the OPTION shall terminate.
     11. Non-Transferability of OPTIONS. An OPTION shall not be sold, pledged, assigned, hypothecated, or otherwise transferred other than by will or the laws of descent and distribution, and during the lifetime of the OPTIONEE, only shall be exercisable by the OPTIONEE.
     12. Issuance of SHARES.
          12.1 Compliance with Laws. No ISSUANCES shall be made under this PLAN if such ISSUANCE would do any of the following:
                    a. violate any federal or state law or regulation;
                    b. violate any of the requirements of any stock exchange upon which the SHARES may then be listed; or
                    c. violate any statute, regulation, or other requirement under which the OPTION or the SHARES were registered, qualified, or exempted from such registration or qualification requirements.
          12.2 Purchased for Investment. As a condition to the issuance of SHARES, the COMPANY may require the ISSUEE to represent and warrant that the SHARES are being purchased only for investment and without any present intention to sell or distribute any SHARES.
     13. Adjustments Upon Changes in Capitalization. Subject to any required action by the shareholders of the COMPANY, the number of SHARES covered by each outstanding OPTION, and the number of shares of all STOCK which have been authorized for issuance under this PLAN but which have not been issued and as to which no OPTIONS have yet been granted, or which have been returned to this PLAN upon cancellation or expiration of an OPTION, as well as the price per share of STOCK covered by each such outstanding OPTION, shall be proportionately adjusted for any increase or decrease in the number of issued shares of all STOCK resulting from a stock split, reverse stock split, stock dividend, combination or classification of the STOCK, or any other increase or decrease in the number of issued shares of all STOCK effected without receipt of consideration by the COMPANY; provided, however, that conversion of any convertible securities of the COMPANY shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the BOARD, whose determination in that respect shall be final, binding, and conclusive. Except as expressly provided herein, no issuance by the COMPANY of shares of stock of any class or securities convertible into shares or stock of any class shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of STOCK subject to an OPTION.
     14. Dissolution or Reorganization; Change in Control.
          14.2 Dissolution or Reorganization. In the event of a dissolution or liquidation of the COMPANY, all OPTIONS will terminate immediately prior to the consummation of such action. In the event that the COMPANY is a party to a merger or consolidation, outstanding OPTIONS shall be subject to the agreement of merger or consolidation. Such agreement may provide for the assumption of outstanding OPTIONS by the surviving corporation or its parent or for their continuation by the COMPANY (if the COMPANY is the surviving corporation). In the event the COMPANY is not the surviving corporation and the surviving corporation will not assume the outstanding options, the agreement of merger or consolidation may provide for payment of a cash settlement for exercisable options equal to the difference between the amount to be paid for one SHARE under such agreement and the exercise price for one SHARE under the OPTION and for the cancellation of OPTIONS not exercised or settled, in either case without the OPTIONEES’ consent.
          14.3 Effect of Change in Control. The COMMITTEE may determine, at the time of granting of OPTIONS or SHARES or thereafter, that such OPTIONS or SHARES shall become fully vested on an accelerated basis in the event that a CHANGE IN CONTROL occurs with respect to the COMPANY. If the COMMITTEE finds that there is a reasonable possibility that, within the succeeding six months, a CHANGE IN CONTROL will occur with respect to the SHARES, then the COMMITTEE may determine that all OPTIONS or SHARES shall be fully vested on an accelerated basis.
     15. Effective Date of this PLAN. This PLAN shall be effective as of the date on which: (a) the shareholders of the COMPANY approve this PLAN as provided in Section 20, or (b) the adoption of this PLAN by the BOARD, whichever is earlier.
     16. [intentionally omitted].
     17. Term. This PLAN shall terminate on the tenth anniversary of the earlier of either the adoption of this PLAN by the BOARD or approval of this PLAN by the shareholders of the COMPANY in accordance with Section 20 and no ISSUANCE shall be made nor shall any OPTION be granted under this PLAN after that date.

     18. Amendment and Termination of this PLAN.
          18.1 Limitations on BOARD. The BOARD may amend or terminate this PLAN from time to time in such respects as the BOARD may deem it advisable provided that, the following revisions or amendments shall require the approval of the shareholders of the COMPANY in the manner described in Section 20:
                    a. An increase in the number of SHARES subject to this PLAN, other than in connection with an adjustment under Section 13;
                    b. Any change in the designation of employees or consultants eligible to be issued STOCK or granted an OPTION; or
                    c. If the COMPANY has a class of equity securities registered under Section 12 of the EXCHANGE ACT at the time of such revision or amendment, any material increase in the benefits accruing to participants under this PLAN.
          18.2 Shareholder Approval. If any amendment requiring shareholder approval under Section 18.1 of this PLAN is made subsequent to the first registration of any class of equity securities by the COMPANY under Section 12 of the EXCHANGE ACT, such shareholder approval shall be solicited as described in Section 20(a) of this PLAN.
          18.3 Effect of Amendment or Termination. Any such amendment or termination of this PLAN shall not affect any OPTIONS already granted and all outstanding OPTIONS shall remain in full force and effect as if this PLAN had not been amended or terminated, unless mutually agreed otherwise between the OPTIONEE and the BOARD, which agreement must be in writing and signed by the OPTIONEE and the COMPANY.
     19. Reservation of SHARES. The COMPANY, during the term of this PLAN, shall at all times reserve and keep available such number of SHARES as shall be sufficient to satisfy the requirements of this PLAN. The inability of the COMPANY to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the COMPANY’s counsel to be necessary to the lawful issuance and sale of any SHARES, shall relieve the COMPANY of any liability in respect to the failure to issue or sell SHARES as to which such requisite authority shall have not been obtained.
     20. Shareholder Approval. The Plan was approved by action by written consent of the shareholders effective as of January 20, 1999 and its amendment effective as of May 3, 1999. As provided in Section 18 above, shareholder approval may be required to certain amendments to the Plan. If such shareholder approval is obtained at a duly held shareholders meeting, it may be obtained by the affirmative vote of the holders of the majority of the outstanding shares of the COMPANY present or represented and entitled to vote. If such shareholder approval is obtained by written consent, it must be obtained by the written consent of the majority of the outstanding shares of the COMPANY entitled to vote thereon. If and in the event that the COMPANY registers any class of equity securities pursuant to Section 12 of the EXCHANGE ACT, the approval of such shareholders of the company shall be:

                    a. (i) solicited substantially in accordance with Section 14(a) of the EXCHANGE ACT and the rules and regulations promulgated thereunder, or (ii) solicited after the COMPANY has furnished in writing to the holders entitled to vote substantially the same information concerning this PLAN as that which would be required by the rules and regulations in effect under Section 14(a) of the EXCHANGE ACT at the time such information is furnished; and
                    b. obtained at or prior to the first annual meeting of the shareholders held subsequent to the first registration of any class of equity securities of the COMPANY under Section 12(a) of the EXCHANGE ACT.
     21. Information to OPTIONEES. The COMPANY shall provide financial statements to each OPTIONEE at least annually during the period for which such OPTIONEE is a shareholder or has one or more OPTIONS outstanding. The COMPANY shall not be required to provide such information if the issuance of OPTIONS and SHARES under this PLAN is limited to key employees whose duties in connection with the COMPANY assure their access to equivalent information.
     22. Establishment; Execution. The PLAN was adopted effective as of January 20, 1999. The PLAN was amended and restated effective April 29, 1999. To record the amendment and restatement of the Plan by the Board of Directors effective April 29, 1999, the Company has caused its authorized officer to execute the same.

ST. FRANCIS MEDICAL TECHNOLOGIES, INC.

By	/s/ Henry
Henry A. Klyce President and Chief Executive Officer

EXHIBIT B
St. Francis Medical Technologies, Inc.
1900 Bates Avenue, Suites L&M
Concord, CA 94520
Dear Sir or Madam:
     1. Exercise of OPTION. Pursuant to the St. Francis Medical Technologies, Inc. Stock Option Agreement dated___, between St. Francis Medical Technologies, Inc. (the “COMPANY”) and                                        , I hereby elect to purchase                                      shares of the Common Stock of the COMPANY (the “SHARES”) at the price of $                       per share.
     2. Payments. Payment for my shares is hereby being made as follows:

     3. Certificates. The shares are to be issued in                     certificate(s) and registered in the name(s) of:

     4. Binding Effects. I hereby agree to be bound by all of the terms and conditions set forth in the Stock Option Plan and the Stock Option Agreement referred to in Paragraph 1 of this letter. Proof of my right to purchase stock pursuant to that Agreement is enclosed.
     5. Securities Laws Compliance.
          5.1 Representations. I represent and warrant that I am acquiring the SHARES for my own account and for investment only, and not with a view to the sale, distribution, or disposition thereof. I also represent that I have been provided with financial information regarding the present financial position and the past financial performance of the COMPANY and that I have been afforded ample opportunity to discuss the potential benefits and risks inherent in purchasing the SHARES with the officers and shareholders of the COMPANY.
          5.2 Transfer.
                    (a) The issuance of the SHARES will not be registered under the Securities Act of 1933 (the “ACT”) on the grounds that the offering and sale of the SHARES is exempt from registration as a private placement under Section 4(2) of the ACT. The COMPANY’s reliance on this exemption is based, in part, on my representations contained herein. I understand that, in the absence of the application of an exemption from the registration requirements of the

ACT, the SHARES may not be sold without registration thereunder. I will not transfer such SHARES unless registered or, in the opinion of counsel for the COMPANY, such exemption is available.
                    (b) I also understand that any sale of SHARES that might be made by me in reliance upon Rule 144 under the ACT may be made only in limited amounts in accordance with the terms and conditions of that rule.
                    (c) The COMPANY is under no obligation to register the SHARES under the ACT. If, under the ACT, a registration statement covering the SHARES is not in effect or an exemption from registration is not then available, I may be required to hold the SHARES for an indeterminate period.
     6. Legends. I further understand that all certificates for the SHARES shall bear the following legends:
THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND May NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.
THESE SECURITIES ARE SUBJECT TO RIGHTS OF FIRST REFUSAL, RIGHTS OF REPURCHASE, AND OTHER RESTRICTIONS UPON TRANSFER, AS SET FORTH IN ONE OR MORE AGREEMENTS BETWEEN THE REGISTERED HOLDER, THE CORPORATION, CERTAIN OF THE OTHER SHAREHOLDERS, AND/OR THEIR RESPECTIVE SUCCESSORS IN INTEREST, COPIES OF WHICH ARE ON FILE AT THE PRINCIPAL OFFICE OF THE CORPORATION.

A-2

     I understand the COMPANY will enforce these legend conditions.

Yours very truly,

(Signature)

(Printed name)

Address:

(Signature)

(Printed name)

Address:

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